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                                                                    Exhibit 10.3

                                                         FILED #C2378497
                                                                --------

                                                           SEP 20 2001

                                                         IN THE OFFICE OF
                                                         /s/ Dean Heller
                                                  DEAN HELLER SECRETARY OF STATE


                           CERTIFICATE OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                           RELM WIRELESS CORPORATION


     RELM WIRELESS CORPORATION, a corporation organized and existing under the Nevada General Corporation Law (the "Corporation"), does hereby certify as follows:

     1. The Articles of Incorporation of the Corporation are hereby amended by deleting Article Fifth in its entirety and substituting the following in lieu thereof:

          FIFTH:

               The aggregate number of shares which the corporation shall have authority to issue is 20,000,000 shares of common stock, par value $0.60 per share, and 1,000,000 shares of preferred stock, par value $1.00 per share. Any and all shares of stock may be issued, reissued, transferred or granted by the board of directors, as the case may be, to persons, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors shall have the authority to issue pursuant to the Nevada Revised Statutes and the Bylaws of the corporation. The board of directors shall have the authority to set, by resolution, the particular designations, preferences and the relative, participating, optional, voting or other rights and qualifications, limitations or restrictions of any class of stock or any series of stock within any class of stock issued by this corporation.

               No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of any shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of



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          the corporation; and any and all of such rights and options may be granted by the board of directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

     2. This amendment to the Articles of Incorporation was duly adopted in accordance with the provisions of Section 78.390 of the Nevada General Corporation Law. The amendment was approved by the stockholders, the number of votes cast was sufficient for approval.
     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed and attested by its duly authorized officers, this 22 day of August, 2001.

                                           RELM WIRELESS CORPORATION

                                           By /s/ David P. Storey
                                             -----------------------------
                                                  David P. Storey, President and
                                                  Chief Executive Officer

ATTEST:

  /s/ W.P. Kelly
------------------------------
William P. Kelly, Secretary


     [CORPORATE SEAL]
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                                                    STATE OF NEVADA
                                                  Secretary of State
                                      I hereby certified that this is a true and complete copy of the document as filed in this office

                                                      SEP 21 2001

                                      By /s/ Dean Heller
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